EXHIBIT 99.1



Confidential treatment has been requested for portions of this Exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.




                                License Agreement

                                     by and
                                      among

                           Altair Nanomaterials, Inc.,


                         Spectrum Pharmaceuticals, Inc.

                                       and

                          Altair Nanotechnologies, Inc.
                   (only with respect to Sections 6.1 and10.2)

                                License Agreement

         This License Agreement, dated as of January 28, 2005 (the "Effective Date"), is entered into by and between:

         Altair Nanomaterials, Inc. (hereinafter "Altair"), a Nevada corporation with principal offices at 204 Edison Way, Reno, Nevada 89502; Spectrum Pharmaceuticals, Inc. (hereinafter "Spectrum"), a Delaware corporation with principal offices at 157 Technology Drive, Irvine California 92618; and (only with respect to Sections 6.1 and 10.2) Altair Nanotechnologies, Inc., a Canada corporation with principal offices at 204 Edison Way, Reno, Nevada 89502.



                                    RECITALS

         WHEREAS, Altair is the owner of Patents, Know-How, Trade Secrets and Trademarks (each, as defined below) relating to Compounds (as defined below);

         WHEREAS, on the terms and conditions set forth herein, Spectrum desires to obtain from Altair, and Altair desires to grant to Spectrum, the rights set forth herein, including a license under Altair's Patents, Know-How, Trade Secrets and Trademarks, and any Improvements to develop and commercialize one or more Products (as defined below).

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth below, Altair and Spectrum (individually referred to as "Party" and collectively as "Parties") hereby agree as follows:



ARTICLE 1.
                                   Definitions

         Except as otherwise expressly provided herein or unless the context otherwise requires: (a) the use of the term "including" shall mean "including but not limited to"; (b) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole, and not to any particular provision; (c) the use of the phrase "by Spectrum" shall mean "by Spectrum (and/or on behalf of Spectrum)," and the use of the phrase "by Altair" shall mean "by Altair (and/or on behalf of Altair)"; and (d) the following initially capitalized terms in this Agreement, whether used in the singular or plural, shall have the following meanings:


         1.1 "Affiliate" of a Party shall mean any entity which directly or indirectly controls, is controlled by, or is under common control with a Party to this Agreement. For purposes of this definition, "control" or "controlled" means ownership, directly or through one or more Affiliates, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation of other entity.

         1.2 "Agreement" shall mean this License Agreement, including all schedules attached hereto, all as may be respectively amended, modified or supplemented in writing by the Parties from time to time in accordance with the terms of this License Agreement.

         1.3 "Altair Indemnitees" is defined in Section 14.1.

1.4 "API" shall mean active pharmaceutical ingredient, and for purposes of this Agreement shall mean the Compound included in the Product for sale in the Field in the Territory.

         1.5 "Claim" is defined in Section 14.1.

         1.6 "Commercially Reasonable Efforts" shall mean the standard that a reasonable business person would use to develop, manufacture, market, sell and distribute, a product owned by it or to which it has rights, which is of similar market potential at a similar stage in its product life, taking into account, among other factors, the competitiveness of the marketplace, the proprietary position of the product and the profitability of the product.

         1.7 "Combination Product" shall mean any Product that contains, in addition to any Compound, one or more clinically active pharmaceutical ingredients owned or controlled by a Third Party, and other than another Compound or any Improvement.

         1.8 "Compound" shall mean either of the following  chemical  compounds:
(a)
lanthanum oxycarbonate 2-hydrate or (b) lanthanum dioxycarbonate, known as RenaZorb RZB 011 and RenaZorb RZB 012, respectively.

         1.9 "Compounds" shall mean RenaZorb RZB 011 and RenaZorb RZB 012.

         1.10   "Confidential   Information"   shall  mean  any  proprietary  or
confidential information of the Disclosing Party (except to the extent such information falls within an exception recited in Section 12.3, below) that is communicated in any way or form by the Disclosing Party to the Recipient, either prior to or after the Effective Date of this Agreement, and whether or not such information is identified as confidential. Information that is not identified as confidential shall be deemed Confidential Information if the Recipient knows or reasonably should have known that the information communicated by the Disclosing Party is Confidential Information of the Disclosing Party. Information developed by one Party based on or derived from Confidential Information disclosed by the other Party shall be deemed Confidential Information of both Parties (and each Party shall be deemed the Disclosing Party of such Confidential Information). The terms and conditions of this Agreement shall be considered the Confidential Information of both Parties.

         1.11 "Current Market Price" shall mean the average of the reported closing sale prices on the principal securities market for Altair Nanotechnologies Inc.'s, or its successor's, common shares for the ***
consecutive trading days immediately preceding and including the date of the milestone event.

         1.12 "Disclosing Party" shall mean the Party making disclosure of or otherwise communicating its Confidential Information to the other Party.

         1.13 "Dollars" or "$" shall mean the lawful currency of the United States.

         1.14 "EMEA" shall mean the European Agency for the Evaluation of Medicinal Products.

         1.15 "FDA" shall mean the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

         1.16 "Field" shall mean all human therapeutic and diagnostic uses, excluding any non-human uses.

         1.17 "First Commercial Introduction" shall mean the first date upon which a Product is shipped for sale by Spectrum (or by an Affiliate or sublicensee of Spectrum) in the ordinary course of business to a Third Party in any country in the Territory, after Regulatory Approval.

         1.18 "Force Majeure" is defined in Section 16.3.

         1.19 "Heads" is defined in Section 15.1.

         1.20 "Improvement(s)" shall mean any and all inventions, discoveries, improvements, modifications, Product or pharmaceutical formulations, new indications, chemical processes, manufacturing processes, data (pre-clinical, clinical or otherwise), information Trade Secrets and Know-How, whether or not patented or patentable, regarding Compound or Product, that are: (a) conceived or reduced to practice by either Party, its respective Affiliates or its respective sublicensees or their respective contractors after the Effective Date, (b) made in furtherance of, and as a direct result of, either Party performing its obligations hereunder and (c) related to a Product or to the manufacture or use of Product by either Party, its respective Affiliates or its respective sublicensees during the Term.

         1.21 "Indemnified Party" is defined in Section 14.3.

         1.22 "Indemnifying Party" is defined in Section 14.3.

         1.23 "JDC"  shall mean the Joint  Development  Committee  described  in
Section 3.1(a).

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Certain  information on this page has been omitted and filed separately with the
Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         1.24 "Know-How" shall mean, to the extent within the scope of the license grants made herein and necessary for the use, manufacture, sale and importation of Products, all data, results, information (technical and scientific), marketing reports, expertise, pre-clinical, clinical and manufacturing data regarding the Compounds and Products.

         1.25 "Launch" or "Launched" shall mean the first date on which the Product is Detailed in a country in the Territory. For the purposes of this
Section 1.25, "Detailed" shall mean a sales presentation in the Territory to medical professionals by a sales representative acting on behalf of Spectrum, its Affiliate or sublicensee during which presentation the sales representative promotes the Product.

         1.26 "Loss" is defined in Section 14.1.

         1.27 "Manufacturing Cost" shall mean, with respect to any pre-clinical API or clinical API produced by a manufacturer, the sum of the following components: (a) the costs of goods produced, including, without limitation, direct labor, material and product testing costs of such pre-clinical API or clinical API; (b) any Third Party royalty costs that are actually paid by such manufacturer and are based solely and directly on the manufacture and sale to Spectrum of such pre-clinical API or clinical API; and (c) if necessary, any other costs borne by such manufacturer directly and solely for the transport, customs clearance, duty and/or insurance for such pre-clinical API or clinical API shipped to Spectrum FOB Spectrum's facilities in Irvine, California, United States.

         1.28 "MHLW" shall mean the Ministry of Health and Labour and Welfare of Japan.

         1.29 "NDA" shall mean a New Drug Application (as more fully described in 21 C.F.R. Part 314.5 et seq.), and all amendments and supplements (including
NDAs) thereto, filed with the FDA in the United States, or the equivalent application filed with any equivalent Regulatory Authority in the Territory.

         1.30 "Net Sales" shall mean the amount received by Spectrum, its Affiliates, its sublicensees or distributors on account of sales of a Product to Third Parties in the Territory, less the following deductions to the extent actually allowed or specifically allocated to the Product by the selling party using generally accepted accounting principles:

         (i) sales and excise taxes and duties paid or allowed by the selling party and any other governmental charges (excluding income taxes) imposed upon the production, importation, use or sale of such Product;

         (ii) customary trade, quantity and cash discounts allowed on Product;

         (iii) allowances or credits to customers on account of rejection or return of Product or on account of retroactive price reductions affecting such Product;

         (iv) freight and transit insurance costs, if they are included in the selling price for the Product invoiced to Third Parties, provided always that such deduction shall not be greater than the balance between the selling price actually invoiced to the Third Party and the standard selling price which would have been charged to such Third Party for such Product exclusive of freight and transit insurance in the respective country or in a comparable country.

         For the avoidance of doubt, for each Product the Net Sales shall be calculated only once for the first sale of such Product by either Spectrum, its Affiliate, its sublicensees or its distributor, as the case may be, to a Third Party which is neither an Affiliate, sublicensee or distributor of Spectrum. A sale of Products by Spectrum, its Affiliate, its sublicensee or its distributor to a wholesaler shall be regarded as the first sale of the Product for the purpose of calculating Net Sales.

         Such deductions, to be applicable, must in each case be related specifically to the Product and shall be actually allowed to or taken by Third Party purchasers and not otherwise recovered by or reimbursed from the Third
Party purchasers to Spectrum, its Affiliates and/or its sublicensees. No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by Spectrum, its Affiliates or its sublicensees and on their respective payrolls, or for cost of collections.

          *** If Spectrum, its Affiliates or sublicensees receive non-monetary consideration, Altair shall be paid in cash for its share of the value of such consideration.

         Net Sales shall not include the amount received on account of sales of a Product or of sales of a Product in a particular country for which the Term of this Agreement has expired.

         With respect to sales of Combination Products, Net Sales of such Combination Products shall be calculated by multiplying the Net Sales (as described above with respect to Products) of the Combination Product by the fraction A/(A+B), where A is the average sale price of the Product when sold in finished form and B is the sum of the average sale price of each other clinically active pharmaceutical ingredient included in the Combination Product, when sold separately in finished form, in each case during the applicable royalty reporting period or, if sales of both the Product and the other clinically active pharmaceutical ingredients other than the Compound did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred. In the event that such average sale prices cannot be determined for both the Product and each other clinically active pharmaceutical ingredient included in the Combination Product, Net Sales of such Combination Products shall be determined by multiplying the Net Sales (as described above with respect to Products) of the Combination Product by the fraction C/(C+D), where C is the fair market value of the Product and D is the sum of the fair market value of each other clinically active pharmaceutical ingredient included in the Combination Product, such fair market values shall be determined in good faith by the Parties.

         1.31  "Patents"  shall mean any and all  unexpired  patents  and patent
applications   (and  any  patents   issued  in   connection   with  such  patent

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

applications), as specifically listed in Schedule 1.31, including any continuations, continuations-in-part, divisions, continuing prosecution applications, requests for continued examinations, extensions, term restorations, renewals, reissues, re-examinations, and substitutions thereof, and any foreign counterparts thereof, that claim the Compound(s), the Product(s), methods of making or using the Compound(s), or methods of making or using the Product(s).

         1.32 "Patent Royalty Payment(s)" is defined in Section 6.3(a).

         1.33 "Phase III Trial" shall mean a controlled study in humans of the efficacy and safety of a Product that is designed to demonstrate clinically and statistically whether the Product is safe and effective for use in a particular indication in a manner sufficient to obtain Regulatory Approval for that Product in a given country or territory.

         1.34  "Product(s)"   shall  mean  any  human   pharmaceutical   product
containing a Compound as an API for use in the Field.

         1.35 "Recipient" shall mean the Party receiving or otherwise obtaining Confidential Information from the Disclosing Party.

         1.36 "Region" shall mean North America, Europe, Japan or Rest of Territory.

         1.37 "Regulatory Authority" shall mean, with respect to any particular country, territory or union within the Territory, the governmental authority, body, commission, agency or other instrumentality of such country, territory or union with the primary responsibility for the evaluation or approval of medical products before such medical product can be tested, marketed, promoted, distributed or sold in such country, including such governmental bodies that have jurisdiction over the pricing of such medical product. The term "Regulatory Authority" includes the FDA, the EMEA, the European Member State competent authorities, and the MHLW, as applicable.

         1.38 "Regulatory Approval" shall mean any approval(s), registrations or authorizations of the relevant Regulatory Authority necessary for the marketing and sale of Product in any country, territory or union in the Territory.

         1.39 "Representatives" is defined in Section 12.2.

         1.40 "Reporting Period" shall begin on the first day of each calendar quarter or portion thereof and end on the last day of such calendar quarter or portion thereof.

         1.41 "Rest of Territory" shall mean, collectively, all countries and territories in the Territory except for North America, Europe and Japan.

         1.42 "Spectrum Indemnitees" is defined in Section 14.2.

         1.43 "Sublicense Milestone Payments" shall mean any upfront, milestone and other payments (including any premiums paid in the purchase of securities, or other consideration) made by a sublicensee to Spectrum or its Affiliates, except for royalty payments that are defined as a percentage of net sales of product, pursuant to a sublicense of any rights granted by Altair pursuant to this Agreement.

         1.44 "Technology Royalty Payments" is defined in Section 6.3(b).

         1.45 "Territory" shall mean, subject to early termination pursuant to Sections 3.5(a) or 13., all countries and territories in the world.

         1.46 "Third Party" shall mean any person or entity other than Altair, Spectrum or their respective Affiliates.

         1.47 "Third Party Offer" is defined in Section 5.3.

         1.48 "Total Supply Price" shall mean total actual cost of supply of API to Spectrum including all items of Manufacturing Cost, supplier's profit and any other charges to be paid by Spectrum for supply of API.

         1.49 "Trademark" shall mean the trademark RenaZorb(TM).

         1.50 "Trade Secrets" shall mean, to the extent within the scope of the license grants made herein and necessary for the use, manufacture, sale and importation of Products, and the manufacture of Compounds, all Confidential Information, inventions (including, without limitation, unpatented or unpatentable inventions, but excluding Patents), techniques, methods, processes, assays, developments, materials, compositions of matter of any type or kind, standard operating procedures, formulas, specifications, technology, tooling, and stability data.

         1.51 "United States" or "U.S." shall mean the United States of America, its territories and possessions.



                                   ARTICLE 2.
                                 Grant of Rights

         2.1 Grant of License Rights to Spectrum in the Territory. Subject to the terms and conditions of this Agreement, including Altair's reservation of rights set forth in Section 2.3, Altair hereby grants to Spectrum, and Spectrum hereby accepts, an exclusive (even as to Altair), royalty-bearing license (with the right to sublicense in accordance with Section 2.2), under the Patents, Trademarks, Know-How and Trade Secrets to (a) use, have used, sell, have sold, offer to sell, import and have imported, make or have made Products in the Field in the Territory and (b) manufacture Compounds for use in the Field in the Territory.

         2.2 Sublicense of Spectrum's Rights. This license includes the right of Spectrum to grant sublicenses to Affiliates and Third Parties under the licenses and rights set forth in this Article 2, provided that: (a) the execution of a sublicense agreement with any Affiliate or Third Party shall not in any way
diminish,   reduce  or  eliminate  any  of  Spectrum's  obligations  under  this

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Agreement,  and Spectrum shall remain primarily liable for all such obligations;
(b) prior to granting any sublicense, Spectrum shall notify Altair of its proposed sublicense, including the name of the proposed sublicensee and the rights to be sublicensed; (c) with respect to sublicensees which are not pharmaceutical companies which sell products which are competitive with products being sold or developed by Altair, Spectrum shall obtain Altair's written approval prior to executing such sublicense, such approval shall not be unreasonably withheld; and (d) Spectrum shall require and cause each Affiliate sublicensee and Third Party sublicensee to agree in writing in its sublicense to be bound by and comply with all of the provisions and limitations of this Agreement applicable to Spectrum that are applicable to the rights sublicensed. In the case that Spectrum grants sublicenses hereunder, Spectrum always shall secure appropriate covenants, obligations and rights from any such sublicensee so as to ensure that such sublicensee is also required to comply with Spectrum's covenants and obligations hereunder, including, but not limited to, its obligations related to payment of royalties and exercise of commercially reasonable efforts to develop and market products, to the extent that Spectrum shall not be performing such covenants and obligations. Within twenty (20) business days after executing each such sublicense, Spectrum shall notify Altair of the execution of such sublicense and shall, upon Altair's written request, promptly deliver to Altair a true and complete copy of any sublicense hereunder.

         2.3 Altair Reservation of Rights. Notwithstanding anything to the contrary in this Agreement, Altair expressly reserves the right for itself, to use and exploit Altair's Patents, Trademarks, Know-How and Trade Secrets for all uses, indications and formulations outside of the Field.

                                   ARTICLE 3.
                    PRODUCT DEVELOPMENt and commercialization

         3.1 Joint Development Committee

         (a) Representatives. Within thirty (30) days after the Effective Date, the Parties shall form a joint development committee ("Joint Development Committee" or "JDC") that shall consist of up to two (2) representatives each of Altair and Spectrum, provided that the number of representatives of each of Altair and Spectrum shall be equal at all times. A Party's representatives on the JDC may be employees or consultants of, or other individuals that are contractually bound to, such Party, and that agree to be bound by the terms of confidentiality and other pertinent provisions of this Agreement. Each Party shall retain the right to change its representatives to the JDC from time to time, upon prior written notice to the other Party, or to appoint one or more substitutes to serve in the place of an absent member(s).

         (b) Responsibilities. The JDC shall be the forum for exchange of information on Spectrum's Product development and commercialization activities (including pre- and post-Launch, pre-clinical and clinical studies, regulatory activities, and Product Registration activities). The JDC's decision-making authority shall be limited to pre-clinical Compound and Product development matters only. More specifically, the JDC shall (i) discuss reports made by Spectrum pursuant to Section 3.5(b); (ii) manage and oversee the pre-clinical

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development  of Compounds and Products in the Field,  including,  (A) overseeing and reviewing the pre-clinical development efforts of the Parties in performing their respective activities pursuant to this Agreement and (B) reviewing and approving the pre-clinical development matters in the Development Plan (as defined below), and any proposed modifications thereto; and, (iii) develop the Supply Criteria for API as set forth in Section 5.1.

         (c) Meetings. The JDC shall meet as often as necessary, but no less than once every three to four months. Initially, it may be necessary to meet at least once every 3 months or more often. The Parties shall meet at such times and at such locations as shall be mutually agreed by the Parties; however, unless otherwise agreed by the Parties, the location of such meetings shall alternate between Altair's place of business in Reno, Nevada and Spectrum's place of business in Irvine, California should the Parties mutually agree to meet in person. Meetings of the JDC may be held in person, by teleconference or by videoconference. At least one (1) representative of each Party participating in a meeting shall constitute a quorum. All decisions of the JDC related to pre-clinical development shall be made by unanimous vote of the Parties, with each Party to have one vote. At the invitation of either Party, employees, consultants and other individuals that are involved in the pre-clinical development of Products may attend JDC meetings as non-voting participants; provided that, such employees, consultants and other individuals shall be under obligations of confidentiality and non-use that are at least as stringent as those set forth in this Agreement. In the event that an urgent pre-clinical development matter requires a decision by the JDC, the JDC members may discuss such matter and work to reach consensus without convening a JDC meeting. Each Party shall be responsible for bearing its own expenses, and the expenses of its representatives, in connection with JDC meeting participation.

         (d) Issue Resolution. The members of the JDC shall attempt in good faith to reach consensus on any pre-clinical development issues presented to, or considered by it. In the event that the JDC is unable to reach a unanimous decision regarding an issue considered by it, then the JDC shall refer the issue to the Chief Executive Officer of each Party, who shall meet as soon as possible but no later than thirty (30) days after such referral, to discuss the matter in a good faith attempt to resolve the issue in a commercially reasonable manner. If the Parties are unable to resolve the issue, then the Chief Executive Officer of Spectrum shall decide the matter.

         3.2 Development Efforts

         (a) Responsibilities of Altair. If so requested by Spectrum, Altair shall use Commercially Reasonable Efforts to assist Spectrum in the pre-clinical development of Compounds and Products, including pre-clinical development relating to chemistry, manufacturing and controls (CMC), in accordance with the terms set forth in the Development Plan. In addition to the payments set forth in Sections 6.1, 6.2 and 6.3 and any payments pursuant to Article 5, Spectrum shall bear all reasonable costs and expenses in connection with Altair's assistance pursuant to this Section 3.2(a). Such reasonable costs and expenses shall be approved in advance by Spectrum. Notwithstanding the above, and except for work performed under Section 3.3, Spectrum shall not be responsible for the


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cost of any work  required  by  Altair  to meet  the  quality  standards  of API necessary to obtain and maintain Regulatory Approval and the other criteria developed in accordance with Section 5.1 to supply the API to Spectrum.

         (b) Responsibilities of Spectrum. All activities relating to the development and commercialization of Products shall be undertaken at Spectrum's sole responsibility, cost and expense, including: (i) all pre-clinical development activities; (ii) all activities related to clinical trials; (iii) all marketing, promotion, sales, distribution, import and export activities relating to any Product; (iv) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing; and (v) subject to Article 5, all activities relating to the manufacture and supply of Compound and Products. Except for any such regulatory items which apply to Altair's manufacture of API pursuant to Article 5, Spectrum shall own all regulatory filings, registrations, applications and Regulatory Approvals relating to Products.

         3.3 Development Plan. Within *** after the Effective Date, Spectrum will prepare and submit to the JDC for its review (and JDC's approval with respect to pre-clinical development matters), a written Development Plan ("Development Plan"). Such plan shall set forth (a) Spectrum's plans, and the timeline therefore, for Product development activities (including pre-clinical and clinical studies, and regulatory activities) to be conducted by Spectrum in support of Regulatory Approval of Products throughout the Territory and (b) an outline of the pre-clinical development assistance to be provided by Altair pursuant to Section 3.2(a) and an estimated budget and payment schedule for such assistance. The Development Plan shall be subject to modification from time to time during the Term, provided that any such modification shall be submitted to the JDC for its review (and JDC's approval with respect to pre-clinical development matters).

         3.4 Marketing. Prior to the anticipated First Commercial Introduction of a Product anywhere in the Territory, Spectrum shall discuss with the JDC its marketing plan for the Product, which shall include Spectrum's plans for and activities related to advertising, labeling, marketing, promotion, sales and distribution of such Product throughout the Territory. The marketing plan shall be subject to modification from time to time by Spectrum during the Term, any such modifications to be provided by Spectrum to the JDC for its comments. Spectrum shall consider in good faith any comments made by the JDC in response to such modifications to the marketing plan.

         3.5 Spectrum's Diligence Obligations

         (a) Spectrum shall use Commercially Reasonable Efforts to develop and commercialize one or more Products and to introduce one or more Products in the Field and in the Territory. In the event that Spectrum fails to meet its diligence obligations herein with respect to a certain country, in accordance with the provisions and requirements of Section 13.3, for a material breach of

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this  provision,  Altair  shall  have  the  right,  but not the  obligation,  to terminate this Agreement with respect to that country, and such country shall be automatically removed from the Territory.

         (b) Spectrum shall obtain Regulatory Approvals throughout the Territory, and shall regularly report (no less than once every ***) to the JDC with respect to Spectrum's Product formulation development (including all ingredients used or planned to be used in the Product) and regarding efforts and activities in connection with the the Development Plan and the marketing of the Product.

         (c) In the event that Spectrum fails to: (i) *** within *** of the Effective Date; and (ii) *** within *** of the Effective Date, then Altair shall have the right, but not the obligation, to terminate this Agreement in whole; provided that, the JDC shall regularly review these milestones and shall have the authority to change them should scientific and/or regulatory circumstances warrant such changes. Any modifications of these milestones by the JDC shall be subject to the procedures set forth in Section 3.1, including Section 3.1(d) for issue resolution.

         3.6 Strategic Alliance. The Parties shall negotiate in good faith to establish a joint development program for the development of TiNano Spheres(TM) for delivery of certain Spectrum compounds in certain human pharmaceutical applications.



                                   ARTICLE 4.
                    data and information; regulatory matters

         4.1 Regulatory Approval. Spectrum shall be responsible, at its expense, for (i) preparing and filing all Investigational New Drug Applications (INDs) and NDAs pertaining to the Product in the Field throughout the Territory (ii) all activities necessary or appropriate to perform prior to filing such INDs and NDAs, (iii) all activities related to obtaining approval(s) of such INDs and NDAs and (iv) upon obtaining such approval(s), all activities and responsibilities related to maintaining each Regulatory Approval in good standing in compliance with all applicable laws and regulations. Spectrum shall be the owner of all resulting Regulatory Approvals in the Territory.

         4.2 Communications with Regulatory Authorities. Spectrum shall keep Altair and the JDC advised as to all material regulatory actions, issues and affairs in the Territory, and shall provide Altair with copies of material official regulatory actions and decisions.

         4.3 Compliance with Regulatory Standards; Adverse Events; Post-Marketing Surveillance. Spectrum shall adhere to and comply with all applicable ethical, legal and regulatory standards and requirements in connection with the Regulatory Approval and commercialization of Products throughout the Territory. Spectrum shall consult with Altair with respect to all investigations and reports of adverse drug reactions and responses to Regulatory Authorities. Each Party shall promptly deliver to the other all correspondence that it receives from Regulatory Authorities relating to the safety of Product,
except  for   procedural,   non-substantive   communications.

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         4.4 Product Complaints; Product Recall

(a) Product Complaints. Spectrum shall have sole control over the response to all material complaints regarding Product in the Territory. Altair shall promptly refer any Product complaints in the Territory of which it becomes aware to Spectrum for Spectrum's response. The Parties shall promptly provide to each other copies of all relevant documentation and information regarding any such Product complaints.

         (b) Product Recall. If either Spectrum or Altair discovers or becomes aware of any fact, condition, circumstance or event (whether actual or potential) concerning or related to Product that may reasonably require recall or market withdrawal of Product or a "Dear Doctor" letter relating to Product, such Party shall communicate such fact, condition, circumstance or event promptly to the other Party. In the event (but only in the event) (i) any governmental agency or Regulatory Authority issues a request, directive or order that Product be recalled, (ii) a court of competent jurisdiction orders that Product be recalled or (iii) Spectrum reasonably determines that Product should be recalled or withdrawn from the market or that a "Dear Doctor" letter should be sent relating to use of Product, Spectrum shall take all appropriate remedial actions with respect thereto. To the extent that it is necessary or appropriate to communicate with any person or entity in the Territory, including any Regulatory Authority or governmental agency, the media or any customer, concerning any such fact, condition, circumstance or event, Spectrum shall be the primary contact concerning remedial action. Any costs associated with any remedial action shall be borne by Spectrum, except where such remedial action arose out of the failure of any API supplied by Altair to Spectrum under this Agreement and any related supply agreement between Altair and Spectrum to meet the API specifications set forth in such agreement, in which case the responsibility for costs shall be determined on a case by case basis depending on the comparative negligence of the Parties.

                                   ARTICLE 5.
                                 SUPPLY OF API

         5.1 Supply Criteria. Within *** of the Effective Date, the JDC shall meet to develop criteria for the supply of API necessary to support the commercialization of Products (hereinafter "Supply Criteria"). Such Supply Criteria shall include quantities of API (including time needed for the manufacture of such API) necessary to support projected development, performance and quality standards for such API (including, adherence to specifications and full compliance to applicable Regulatory Authorities' regulations and guidelines and quality standards for production processes such as cGMP), timelines to begin manufacture of commercial quantities of API and manufacturing capacity. Such Supply Criteria shall be determined by the JDC in accordance with the provisions of Section 3.1 and shall serve as the basis for developing supply agreements as set forth below.

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         5.2  Right of  First  Negotiation.  At any time  during  the  Term,  if
Spectrum seeks to manufacture API, by itself, or through its Affiliates or any Third Party, Altair shall have the right to negotiate an agreement with Spectrum to be the exclusive supplier, on a Region-by-Region basis, of Spectrum's requirements for API; provided that Altair is able to meet the quality standards of API necessary to obtain and maintain Regulatory Approval in such Region and the other Supply Criteria developed in accordance with Section 5.1. In addition, for those Regions in which Altair proposes to supply API, it shall in good faith use Commercially Reasonable Efforts to manufacture cGMP compliant API. In such event, Spectrum shall first notify Altair in writing of its intention to seek a supply of API. For a period of ninety (90) days from Altair's receipt of Spectrum's written notice, Spectrum and Altair shall negotiate in good faith the terms and conditions of a supply agreement. If, after such 90-day period, the Parties are unable to agree to the terms of such supply agreement:

         (a) Within thirty (30) days, Altair shall provide to Spectrum its final offer with respect to such supply agreement, terms of which shall demonstrate compliance with the Supply Criteria and shall include: the Region(s) to which its offer applies and the Total Supply Price for API, subject to Section 5.5 below; and

         (b) Spectrum shall be free (subject to Section 5.3) to negotiate in good faith a supply agreement with any Third Party, the terms of which shall address the same terms as those in Altair's final offer (i.e., the Supply Criteria, the applicable Region(s) and Total Supply Price).

         In the event that Altair declines to supply API for certain Region(s) or any Regions in the Territory, Spectrum shall be free to negotiate a supply agreement on any terms with any Third Party for the supply of API for such Region(s) declined by Altair or for the whole Territory if Altair declines to supply API in any Region, without regard to Section 5.3.

         5.3 Right to Manufacture.

         (a) In the event that Altair demonstrates to the satisfaction of the JDC, subject to the issue resolution requirements of Section 3.1(d), that it has met or can meet, the Supply Criteria developed in accordance with Section 5.1 with respect to the Territory or the proposed Regions within the Territory, then Altair shall have the right to manufacture API in the proposed Territory or Regions on the terms proposed in its final offer unless: (a) within thirty (30) days of Altair's final offer, Spectrum receives a bona fide Third Party offer to manufacture API for any such Region(s) covered by Altair's final offer pursuant to Section 5.2(a) ("Third Party Offer"); and (b) such Third Party Offer meets the Supply Criteria; and (c) such Third Party Offer's Total Supply Price is less than the Total Supply Price in Altair's final offer pursuant to Section 5.2(a).
***

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         (b)  In the  event  that  the  JDC  determines,  subject  to the  issue resolution requirements of Section 3.1(d), that Altair is unable to meet the Supply Criteria in any Region or the Territory, then Spectrum shall be free to enter into a supply agreement withany Third Party for supply of Compound in any such Region or the Territory. For the avoidance of doubt, this Section 5.3 shall not apply to a Third Party offer to manufacture API for the Region(s) or the Territory for which Altair declines to supply API.

         5.4 Ownership of Manufacturing Data. In the event that Altair is the exclusive supplier of API to Spectrum for the Territory, Altair shall solely own all data, results and other information relating to the manufacture of API. However, Altair shall share copies of all such data, results and other information with Spectrum.

         5.5 ***



                                   ARTICLE 6.
                         Milestone and Royalty Payments

         6.1 Upfront and Milestone Payments. As consideration for the license rights granted to Spectrum under Article 2, Spectrum shall pay to Altair the following amounts, (each of which shall be payable only once per Product, unless expressed otherwise below) each within thirty (30) days of the applicable events set forth below, in accordance with the terms and conditions of this Article 6 (except as set forth in Section 6.2, under no circumstances shall such amounts, once paid, be refundable or creditable against any other payments):

         (a) Upfront payment on the Effective Date: (i) Two hundred thousand dollars ($200,000) to purchase common shares of Altair Nanotechnologies, Inc. or its successor, subject to Section 10.2, at a 100% premium to the Current Market Price as of the Effective Date; and (ii) One hundred thousand (100,000) shares of common stock of Spectrum, subject to Section 10.2;

         (b) Upon demonstration of satisfactory ***. One hundred thousand (100,000) shares of common stock of Spectrum, having the same restrictions as those shares paid by Spectrum pursuant to Section 6.1(a), as of the date of the report, deemed necessary by the Parties for purposes of FDA registration, of animal testing demonstrating ***. The demonstration study for this milestone shall be designed by Altair in consultation with Spectrum and shall be conducted at Spectrum's expense by an independent laboratory selected by Altair. In the event that the Parties can not agree, taking into account the experimental margin of error, whether this milestone has been met as to the similarity of the results, or if the Parties agree that ***. Within a reasonable time after such consultations, Spectrum shall notify Altair whether it wishes to continue with development of Product under this Agreement despite ***. Upon such notice that it intends to continue developing Product, the milestone will be deemed met, and payment shall become due and payable. If Spectrum does not intend to continue such development, this Agreement shall be deemed terminated pursuant to Section 13.2.

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with respect to the omitted portions.  payment shall become due and payable.  If
Spectrum does not intend to continue such development, this Agreement shall be deemed terminated pursuant to Section 13.2.

         (c) Upon *** in a Phase III Trial of a Product: (i) *** to purchase common shares of Altair Nanotechnologies, Inc., or its successor, subject to
Section 10.2, at a 100% premium to the Current Market Price as of the date of *** in a Phase III Trial of a Product or (ii) *** in the event that Altair Nanotechnologies, Inc.'s, or its successor's, common shares is not publicly traded on the date of such milestone event;

         (d) Upon the acceptance of an NDA for a Product by the FDA: (i) *** to purchase common shares of Altair Nanotechnologies, Inc., or its successor, subject to Section 10.2, at a 50% premium to the Current Market Price of Altair Nanotechnologies, Inc.'s common shares as of the date of the acceptance of an NDA for a Product in the United States or (ii) *** in the event that Altair Nanotechnologies, Inc.'s, or its successor's, common shares is not publicly traded on the date of such milestone event;

         (e) Upon Obtaining NDA Approval by the FDA: ***

         (f) Upon Obtaining NDA approval by the EMEA ***

         (g) Upon Obtaining NDA approval by the MHLW: ***

         (h) Milestones based on annual, Territory-wide Net Sales: Except as set forth in Section 6.2, for the avoidance of doubt, the following milestone payments shall not be creditable against any other milestone payments hereunder:

                  (i) Upon *** of annual Net Sales: ***

                  (ii) Upon *** of annual Net Sales: ***

                  (iii) Upon *** of annual Net Sales: ***

                  (iv) Upon *** of annual Net Sales: ***

                  (v) Upon *** of annual Net Sales: ***

         Spectrum shall notify Altair of the achievement of each of the milestone events set forth in subsections (b) through (g) of this Section 6.1 within the payment timeline corresponding to the milestone event set forth above.

         6.2 Sublicense Milestone Payments. Spectrum or its Affiliates, as applicable, shall pay to Altair a non-refundable, non-creditable payment of *** of all Sublicense Milestone Payments; provided that, in the event that any Sublicense Milestone Payments are due and owing on account of the attainment of a sublicense milestone event that is the same as any of those set forth in
Section 6.1, then the amount of such Sublicense Milestone Payment to Altair hereunder shall be *** of the difference between the milestone amount under
Section 6.1 and the Sublicense Milestone Payment for the same event under the provisions of the sublease.

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         6.3 Intellectual Property Royalty Payments

         (a) Patent Royalty Rate; Reports. On a quarterly basis, and in addition to any milestone payments payable to Altair pursuant to Section 6.1, sublicense payments payable to Altair pursuant to Section 6.2, payments for Altair's pre-clinical development assistance pursuant to Section 3.2(a), and any payments for API payable to Altair pursuant to Article 5, Spectrum shall pay to Altair, within ninety (90) days after the end of each Reporting Period, the following intellectual property royalty payments ("Patent Royalty Payments") in accordance with the terms and conditions of this Article 6:

                  (i) *** percent (***%) of Net Sales for Annual Territory-wide Net Sales of up to ***

                  (ii) *** percent (***%) of Net Sales for Annual Territory-wide Net Sales between
***

                  (iii)  ***   percent   (***%)   of  Net   Sales   for   Annual
         Territory-wide Net Sales exceeding ***

         The obligation of Spectrum to make the above Patent Royalty Payments shall commence upon the first Launch in each country in the Territory, and shall apply on a Product-by-Product and country-by-country basis for each given Product in each given country with an applicable Patent until the expiration of the last-to-expire Patent that covers the Product within the country in question. Each Patent Royalty Payment shall be accompanied by a written report (to be prepared in a mutually agreeable format), setting forth (without limitations) information necessary for the calculation of such Patent Royalty Payment (including, on a country-by-country basis, the gross sales of each Product sold); the calculation of Net Sales from such gross sales; the royalties payable in Dollars; and any withholding taxes required by law to be deducted. Unless otherwise requested or consented to in writing by Altair, all Patent Royalty Payments and reports related to Net Sales by Spectrum's Affiliates and its sublicensees shall be made to Altair by Spectrum with (or as a part of) Spectrum's own payments and reports.

         (b) Technology Royalty. In consideration of the rights and licenses granted under Altair's Know-How, Trade Secrets and Trademarks to Spectrum,
Spectrum shall pay to Altair, on a country-by-country and Product-by-Product basis, a royalty of *** commencing on the expiration of the last-to-expire Patent that covers such Product within the country in question ("Technology Royalty Payment") and continuing until there is generic competition within the country in question. In addition, this Technology Royalty Payment shall also be applicable in those countries for which there is no Patent covering such Product(s), until there is generic competition within the country in question. The Parties expressly agree that the payment period of this Technology Royalty

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Payment is not an extension of Altair's  patent  rights  beyond their term,  but
rather  is  a  period   determined  for  the   convenience  of  the  Parties  in
appropriately compensating Altair for the rights and licenses granted herein including those rights and licenses under Altair's Know-How, Trade Secrets and Trademarks.

         Technology Royalty Payments shall be made on a quarterly basis and paid within ninety (90) days after the end of each reporting period. Each Technology Royalty Payment shall be accompanied by a written report (to be prepared in a mutually agreeable format), setting forth (without limitations) information necessary for the calculation of such Technology Royalty Payment (including, on a country-by-country basis, the gross sales of each Product sold); the calculation of Net Sales from such gross sales; the royalties payable in Dollars; and any withholding taxes required by law to be deducted. Unless otherwise requested or consented to in writing by Altair, all Technology Royalty Payments and reports related to Net Sales by Spectrum's Affiliates and its sublicensees shall be made to Altair by Spectrum with (or as a part of) Spectrum's own payments and reports.

         (c) Reduction for Third Party Royalty Obligations. If it is necessary for Spectrum to acquire and pay for one or more royalty-bearing licenses from one or more Third Party(ies) in order to fully exercise the license rights granted by Altair hereunder such that it is necessary for Spectrum to pay royalties to such Third Party(ies), the royalties owed to Altair under Section
6.3 shall be reduced by *** of the amount of such Third Party royalties actually paid by Spectrum; ***

         6.4 Records and Examination

         (a) Records. Spectrum and its Affiliates shall keep full, true and accurate books of account and supporting data and records, and shall cause its sublicensees to do the same, containing all particulars that may be necessary for the purpose of calculating and verifying Product sales, Net Sales, and royalty obligations under this Agreement, on a Product-by-Product and country-by-country basis for at least three (3) Spectrum fiscal years following the end of the Spectrum fiscal year to which they pertain, for examination in accordance with the provisions of Section 6.5(b).

         (b) Examination. If Altair disagrees with the reports provided by Spectrum, pursuant to Section 6.3, with reasonable justification for such disagreement, then upon reasonable written notice to Spectrum, a certified public accountant designated by Altair and reasonably acceptable to Spectrum shall have the right to audit such records of Spectrum and its Affiliates and to review the terms of any sublicenses granted by Spectrum, in order to confirm the accuracy and completeness of all such reports and all such payments. Altair shall bear all costs and expenses incurred in connection with any such audit. Such examination shall be made during regular business hours and upon at least thirty (30) days prior written notice. After review of the accountant's examination report, Spectrum shall promptly pay any uncontested, understated amounts. Any overpayment shall be promptly refunded or shall be fully creditable

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against amounts payable in subsequent payment periods,  at Spectrum's  election.
Spectrum shall pay contested, understated amounts, if any, that are due promptly after the dispute is resolved. If Altair's accountant reasonably determines that Royalty Payments under this Agreement have been, for any four (4) consecutive Reporting Periods in total, understated by more than ***, Spectrum shall pay the out-of-pocket costs of the examination. The Parties agree that all Spectrum and its Affiliates information subject to examination under this Section 6.4(b) may only be used by Altair for purposes germane to this Section 6.4(b). Altair shall retain and cause its accountant to retain all such information in confidence.

         6.5 Mode of Payment; Foreign Exchange. All upfront and milestone payments, Royalty Payments, Minimum Annual Royalties and payments for the purchase of API that are payable by Spectrum under this Agreement shall be paid in Dollars to Altair via wire transfer of immediately available funds, or by check if requested by Altair, and shall be made where directed by Altair from time to time. For the purpose of computing Net Sales in a currency other than Dollars, such currency shall be converted into Dollars using the average conversion rate for the relevant period as reported by The Wall Street Journal on the last Business Day of the applicable Reporting Period.

         6.6 Taxes. Each Party shall: comply with applicable tax authority guidelines regarding filing and reporting for income tax purposes, discuss with each other applicable tax provisions to this Agreement and reasonably cooperate with each other in obtaining certain desired tax treatments. Neither Party shall treat its relationship with the other Party under this Agreement as a partnership or as a pass through entity for tax purposes. The Parties agree that any taxes that Spectrum is required by law to withhold from amounts payable to Altair under this Agreement (whether under this Article 6 or otherwise) shall be deducted by Spectrum from the amounts paid to Altair hereunder at the rate(s) required by applicable law, and shall be promptly paid to the appropriate governmental authority on behalf of Altair. Spectrum shall promptly provide to Altair receipts from the government or taxing authority evidencing payment of such taxes, if available, or other written proof of payment if official receipts are not available, and shall provide reasonable assistance to Altair to obtain tax credits therefore.

         6.7 Interest. All payments not made by Spectrum when due shall bear interest, calculated from the date such payment was due, at a rate per annum equal to the lesser of: (a) two percent (2%) over the prime rate of interest as published in the weekly Federal Reserve H.15 Bulletin, or any successor bulletin thereto or (b) the highest rate permitted by applicable law.







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                                   ARTICLE 7.
                                   TRADEMARKS

         7.1 Trademarks. Other than RenaZorb(TM), all trademarks used in connection with each Product shall be owned by Spectrum. The development, creation, registration, maintenance and defense of any trademark(s) other than RenaZorb(TM) shall be at Spectrum's expense.

         7.2 Cooperation; Enforcement of Trademarks. Altair shall, upon Spectrum's request, cooperate with Spectrum in any action necessary or desirable to protect the trademark(s) used or proposed to be used in connection with a Product. Spectrum shall promptly notify Altair of any apparent infringement by a Third Party of the Trademark. Spectrum shall also have the right, but not the obligation, to enforce the Trademark, after notification to Altair and at Spectrum's risk and expense (including, without limitation, in actions brought under the Lanham Act in the U.S. and in actions based on comparative advertising, commercial libel or similar claims in other countries of the Territory). In any such case, Spectrum shall solicit the participation and views of Altair during each stage of the action and keep Altair fully informed with an opportunity to participate in the decision-making process. Spectrum may not settle or compromise such case without the prior written consent of Altair. In any such case, Altair shall be entitled, at its own expense, to join as a party in pursuing enforcement if legally permissible. Should Altair's direct participation in the legal proceedings be indispensable, Spectrum shall be entitled to request Altair, at Spectrum's expense, to pursue remedies (which request Altair shall not unreasonably refuse). On an ongoing basis, upon Altair's reasonable request, Spectrum shall provide Altair with copies of all relevant papers, pleadings, correspondence and other documentation in Spectrum's possession or control relating to the registration, maintenance or enforcement of the Trademark.

         7.3 Labeling, Advertising and Promotional Materials. All necessary trademark notations, such as "(R)" or "(TM)" shall be used as appropriate with the Trademark.

         7.4 Quality Control. Spectrum agrees to use the Trademark only in connection with the Products. When requested in writing, Spectrum agrees to send to Altair samples of Product, Product labels, packaging, advertising copy and promotional materials bearing the Trademark and any other documents which may permit Altair to determine whether the Trademark uses meet the standards, specifications and directions approved by Altair.

                                   ARTICLE 8.
                                  IMPROVEMENTS

         8.1 Disclosure of Improvements. Each Party shall promptly and fully disclose to the other Party any and all Improvements. Such disclosure shall provide sufficient details regarding the Improvement to enable the Parties to properly evaluate the inventorship of such Improvement under the U.S. patent laws.

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

         8.2 Ownership of Improvements

         (a) Any Improvement that primarily pertains to the chemistry, morphology, physical characteristics, etc. of the Compounds (including any modifications thereto) shall be solely owned by Altair, regardless of which Party conceived, developed or reduced to practice such Improvement. Any Improvement that primarily pertains to Product manufacture, Product formulation or Product delivery shall be solely owned by Spectrum, regardless of which Party conceived, developed or reduced to practice such Improvement.

         (b) Subject to Section 9.1(c), any patent applications with respect to Improvements which are solely owned by one Party as determined in subsection 8.2(a) and which are considered necessary in the reasonable legal and business judgment of the owning Party will be prepared and filed by, and at the sole expense of, such owning Party. Each Party hereby agrees to provide the other with reasonable assistance in assigning (if applicable), preparing, filing, prosecuting and maintaining such patent applications related to such Improvements. Each Party shall own and maintain, at its sole expense, any trademarks associated with the Improvements owned by such Party.

         8.3 Grant of License to Improvements. Altair hereby grants to Spectrum a non-exclusive, perpetual, worldwide, royalty-free license to use the Improvements owned by Altair pursuant to subsection 8.2(a) in the Field. Spectrum hereby grants to Altair a non-exclusive, perpetual, worldwide, royalty-free license to use the Improvements owned by Spectrum pursuant to subsection 8.2(a) outside of the Field. During the Term of this Agreement, both Parties shall notify the other if it intends to grant a license to any such Improvements to a Third Party. If, after receiving such notice, the other Party notifies the Party intending to grant the license that such grant would be competitive to its Products or products, then such third party license shall not be granted during the Term of this Agreement.

         8.4 License from a Third Party. In the event that commercialization of a Product, including a Product incorporating any Improvement, requires a license from a Third Party, Spectrum shall consult with Altair regarding any such Third Party license and the terms thereof. Altair may elect, where possible, to be a licensee outside of the Field. Spectrum shall use its good faith effort to assist Altair in obtaining such rights for Altair outside of the Field.

                                   ARTICLE 9.
                   MAINTENANCE OF PATENT; PATENT INFRINGEMENT

         9.1 Patent Prosecution and Maintenance . *** Altair shall maintain, in its responsibility and at its expense, those Patents which include claims outside the Field and Spectrum shall maintain, in its responsibility and at its expense, those Patents which solely relate to the Field.

         (a) Outside the Field. For Patents which include claims related to uses outside the Field, Altair shall direct and control the preparation, filing, prosecution and maintenance of all such Patents in the Territory. Altair shall,

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in its sole  discretion and expense,  select outside patent counsel to carry out such activities. To the extent the patents or applications relate to any uses within the Field, Altair shall consult with Spectrum and with the JDC with regard to the preparation, filing, prosecution and/or maintenance of the Patents and the scope of claims contained therein. Notwithstanding the preceding sentence, however, Altair shall in all events have final decision-making
authority  with  respect  to  the  preparation,   filing,   prosecution   and/or
maintenance of such Patents and the scope of claims contained therein. Spectrum shall cooperate fully with Altair, at Altair's request, in all matters relating to the preparation, filing, prosecution and/or maintenance of the Patents, including without limitation, signing any necessary or appropriate documents, providing written and testimonial evidence, and doing such other acts as Altair may reasonably require. In the event Altair elects to discontinue or abandon the prosecution and/or maintenance of any such Patents, Altair shall give Spectrum at least sixty (60) days' prior written notice of its election to discontinue or abandon any such Patent during which time Spectrum may elect, in its sole discretion, to continue and maintain such Patent at its sole cost and expense by delivery of written notice to Altair. If Spectrum does not notify Altair in writing during such sixty (60) day period that it is exercising such rights, the Patent shall be deemed abandoned and neither Altair nor Spectrum shall have any further responsibility for any such abandoned Patent.

         (b) Solely in the Field. Spectrum shall direct and control the preparation, filing, prosecution and maintenance of all Patents in the Territory which do not include claims related to uses outside of the Field. Spectrum shall, in its sole discretion and expense, select outside patent counsel to carry out such activities. Notwithstanding the foregoing, Spectrum shall consult with Altair and with the JDC with regard to the preparation, filing, prosecution and/or maintenance of the Patents and the scope of claims contained therein. Notwithstanding the preceding sentence, however, Spectrum shall in all events have final decision-making authority with respect to the preparation, filing, prosecution and/or maintenance of such Patents and the scope of claims contained therein. Altair shall cooperate fully with Spectrum, at Spectrum's request, in all matters relating to the preparation, filing, prosecution and/or maintenance of the Patents, including without limitation, signing any necessary or appropriate documents, providing written and testimonial evidence, and doing such other acts as Spectrum may reasonably require. In the event Spectrum elects to discontinue or abandon the prosecution and/or maintenance of any such Patents, such Patent shall at that time be excluded from the definition of Patents and from the scope of the licenses granted under this Agreement. Spectrum shall give Altair at least sixty (60) days' prior written notice of its election to discontinue or abandon any such Patent during which time Altair may elect, in its sole discretion, to continue and maintain such Patent at its sole cost and expense by delivery of written notice to Spectrum. If Altair does not notify Spectrum in writing during such sixty (60) day period that it is exercising such rights, the Patent shall be deemed abandoned and neither Altair nor Spectrum shall have any further responsibility for any such abandoned Patent. If Altair does not exercise its rights to maintain such Patent, and Spectrum later elects to continue and maintain such Patent, then the Patent shall remain within the definition of Patents and licenses hereunder.

         (c) Joint Inventions. For purposes of this Agreement all inventions relating to API, the Compounds or Products are Improvements unless otherwise mutually agreed to by the Parties. If the Parties mutually agree that an invention is not an Improvement which ownership is governed by Section 8.2, all other inventions jointly created, generated, conceived, made, developed, or reduced to practice jointly by the Parties as of the result of the work performed under this Agreement shall be the joint property of Spectrum and Altair. Spectrum shall file, prosecute and maintain patents to any joint inventions, as determined by the U.S. patent laws. The costs and expenses of such joint inventions shall be borne by Spectrum. If Spectrum no longer desires to retain responsibility for such joint invention or for such joint invention in a particular country, Spectrum will provide at least sixty (60) days written notice to Altair, and Altair shall have the right, but not the obligation, to assume such responsibility at its sole cost and expense.

         9.2 Patent Infringement by Third Party

         (a) Notice of Infringement. If, during the Term, either Party becomes aware of any infringement, threatened infringement or suspected infringement by any Third Party of any Patent in the Field in the Territory, such Party shall promptly give written notice to the other Party thereof, with all available details in its possession.

         (b) Spectrum's Right to Pursue Remedies Against Infringement. Spectrum shall have the first right, but not the obligation, to file suit or take other action to prevent such infringements of any Patents. To the extent Spectrum takes such action, Spectrum shall control any such action and may enter into settlements, stipulated judgments or other arrangements respecting such infringement, at its own expense; provided, however, that such proposed settlements, judgments or arrangements shall be subject to Altair's consent, not to be unreasonably withheld. In the event that Spectrum takes such action, Spectrum shall indemnify, defend and hold Altair harmless from any costs, expenses and liabilities respecting the action for such claimed infringement. Altair shall permit an action to be brought by Spectrum in Altair's name if required by law. Altair agrees to provide all assistance that Spectrum may reasonably require in any litigation, including providing written evidence, deposition and trial testimony, for which Spectrum shall pay to Altair a reasonable hourly rate of compensation. Any damages or other recovery from an infringement action undertaken by Spectrum pursuant to this Section 9.2(b) shall be used (1) first to reimburse Spectrum's legal costs and expenses incurred in such action, and (2) thereafter apportioned between the Parties as necessary to return the Parties as nearly as possible to the same relative position they would have had without the infringement. Spectrum shall promptly notify Altair in writing of its intention with regard to any such infringement. In the event that Spectrum elects not to take action against an actual or threatened infringement, Altair shall have the right to take action against such infringement, in which case Altair shall (i) pay any and all costs and expenses incurred in such action, (ii) indemnify, defend and hold Spectrum harmless from any costs, expenses or liability respecting all such action, and (iii) retain any and all recovery from such action. Spectrum agrees to provide all assistance that Altair may reasonably require in any litigation, including providing written evidence, deposition and trial testimony, for which Altair shall pay to Spectrum a reasonable hourly rate of compensation.

         9.3 Infringement Action by Third Parties. If a Third Party makes or threatens against Spectrum, its Affiliates or sublicensees any claim of infringement of a right based upon the use of, or arising as a result of the exercise of the rights and licenses granted hereunder (each an "Alleged Infringement"), Spectrum shall have the right and obligation to respond to and defend any and all such Alleged Infringements. Spectrum shall promptly notify Altair in writing and provide a copy of (i) any claim of Alleged Infringement filed with a court or governmental authority or (ii) any written notice of an Alleged Infringement from an attorney or law firm. Altair shall have the right to jointly manage any such litigation, including the selection of counsel, and agrees to provide any necessary assistance that Spectrum may reasonably require in any such defense action. In the event of disagreement between Spectrum and Altair regarding litigation strategy or other matters pertaining to the litigation, including the selection of counsel, Spectrum shall have the final decision after consideration of Altair's position. If the Parties are successful in defending against the Alleged Infringement, reasonable costs of defense shall be equally shared between the Parties. Should claims be made directly against Altair, Altair shall also have the right, at its own expense, to retain counsel of its choice for its own defense in which case each Party will be responsible for its own costs and attorney fees. ***

9.4       ***


                                  ARTICLE 10.
                         Representations and Warranties

         10.1 Representations and Warranties. Each Party hereby represents and warrants to the other Party as of the Effective Date that:

         (a) such Party (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction where it is organized; (ii) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (iii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (b) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against such Party in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

         (c) all necessary consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by such Party in connection with this Agreement have been obtained; and

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         (d) the execution and delivery of this Agreement and the performance of such Party's obligations hereunder, to the present knowledge of the Party, (i) do not conflict with or violate any requirement of any material law or regulation of any court, governmental body or administrative or other agency having authority over it, and (ii) do not conflict with, or constitute default under, any contractual obligation of such Party.

         10.2 Additional Representations in Connection with the Issuances of Common Shares. Notwithstanding the other provisions in this Agreement, and for purposes of this Section 10.2 only, Altair Nanotechnologies, Inc. shall be considered a "Party" to the following representations and warranties:

         (a) Each Party represents, warrants and covenants that (i) all common shares, or shares of common stock, as the case may be, that may be issued to the other Party under Section 6.1 of this Agreement will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, will be issued in compliance with all applicable laws (subject to Section 10.2(i)), and will be issued without charge to the other Party for any transaction-related tax or
other   expenses   in   connection   with   such   issuance   and  (ii)   Altair
Nanotechnologies, Inc. will at all times have authorized and reserved for issuance hereunder a sufficient number of common shares to provide for the issuances contemplated by Section 6.1 of this Agreement.

         (b) Each Party confirms that it has been given sufficient access to information regarding the other and in connection with its decision to purchase or receive the common shares, or shares of common stock, as the case may be, of the other Party, including the opportunity to ask questions of, and receive answers from, persons acting on behalf of the other Party and concerning their respective financial affairs, prospects and condition.

         (c) Spectrum represents and warrants that it is resident in or otherwise subject to the securities legislation of the United States, and the purchase by and sale to Spectrum of any common shares of Altair Nanotechnologies, Inc. has occurred only in the United States.

         (d) Altair represents and warrants that (i) it is resident in or otherwise subject to the securities legislation of the United States, and the purchase by and sale to Altair of any common stock of Spectrum has occurred only in the United States; (ii) Altair, by reason of its business or financial expertise, has the capacity to protect its own interests in connection with its acquisition of shares of the common stock of Spectrum and (iii) Altair is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

         (e) Each Party represents, warrants and covenants that it shall acquire the common shares, or shares of common stock, as the case may be, of the other Party for its own account and not for the account or on behalf of others, and it is doing so with the intent of retaining the common shares, or shares of common stock, as the case may be, as an investment and without the current intent to redistribute the common shares, or shares of common stock, as the case may be.

         (f) Spectrum acknowledges that: (i) no securities commission or similar authority has reviewed or passed on the merits of the Altair Nanotechnologies, Inc. common shares issuable under this Agreement; (ii) without limiting the generality of the foregoing, any common shares of Altair Nanotechnologies, Inc. issued to Spectrum pursuant to Section 6.1 hereof may not be sold, transferred, hypothecated or otherwise traded in Canada or to or for the benefit of a Canadian resident until the date which is four months and one day following the issuance thereof and the certificate evidencing such common shares may bear a legend to that effect; (iii) there is no government or other insurance covering such common shares of Altair Nanotechnologies, Inc.; (iv) there are risks associated with the acquisition of the common shares of Altair Nanotechnologies, Inc.; and (v) there will be restrictions under Canadian and provincial securities laws on Spectrum's ability to resell the common shares of Altair Nanotechnologies, Inc.

         (g) Altair acknowledges that: (i) no securities commission or similar authority has reviewed or passed on the merits of the shares of Spectrum common stock issuable under this Agreement; (ii) there is no government or other insurance covering such common shares of Altair Nanotechnologies, Inc.; and
(iii) there are risks associated with the acquisition of shares of the common stock of Spectrum, including without limitation those described in Spectrum's filings with the Securities and Exchange Commission.

         (h) Each Party acknowledges that (i) it must and shall bear the economic risk of holding the common shares, or shares of common stock, as the case may be, of the other Party for an indefinite period of time because at the time such shares are issued they will not have been registered under the Securities Act or any other securities law and, therefore, cannot be sold unless they are subsequently registered under applicable national, federal, provincial and state securities laws or an exemption from such registration is available;
(ii) the shares may not be resold or transferred on the official stock transfer records of the other Party without furnishing to such Party an opinion of counsel reasonably acceptable to the other Party that such sale or transfer of the shares will not violate the registration provisions of applicable national, federal, provincial and state securities laws; and (iii) certificates representing the shares shall have endorsed on them a restrictive legend to this effect.

         (i) Each Party acknowledges that the other Party is relying on the representations, warranties, covenants and acknowledgments in this Section 10.2 to ensure that any common shares, or shares of common stock, as the case may be, issued under the terms of this Agreement can be issued in reliance on exemptions from applicable registration and prospectus requirements under Canadian securities laws and exemptions from registration requirements under United States federal and state securities laws.

         10.3 Additional Representations of Altair

         (a) Altair  hereby  represents  and warrants  that as of the  Effective
Date: (i) it has not previously granted any right, license or interest in or to the Patents, Trade Secrets, or Know-How, or any portion thereof, inconsistent with the rights granted to Spectrum herein; and (ii) to the best of its present knowledge, there are no material adverse proceedings, claims or actions pending or threatened relating to the Patents which would materially interfere with Altair's performance of its obligations or power to make the grants and covenants hereunder, or Spectrum's use of the Patents.

         (b) To Altair's present knowledge, as of the Effective Date, all patent or patent applications within the Patents are in compliance with all legal requirements in the Territory regarding the filing, examination, and maintenance fees. The above shall not apply to a requirement that, if not satisfied, would not result in a revocation or lapse or otherwise adversely affect the enforceability of the patents in question. To Altair's present knowledge, Altair has not taken any action or, failed to take any action (including a failure to disclose material prior art in connection with the prosecution of any patent), or used or enforced or, failed to use or enforce any of the patent or patent applications within the Patents in a manner that would result in the abandonment or unenforceability of any of the patent or patent applications within the Patents.

         (c) As of the Effective Date, to Altair's present knowledge, no patent or patent applications within the Patents have been or are now involved in any interference, reissue, reexamination or opposing proceeding in any jurisdiction within the Territory. To Altair's present knowledge, no such action has been threatened. To Altair's present knowledge, there is no patent of any person that claims the same subject matter as is claimed in the patent or patent applications within the Patents, and Altair is not aware of any prior art that invalidates any claim in any of the patent or patent applications within the Patents.

         (d) To Altair's present knowledge, Altair owns, or possesses adequate licenses or other rights to use, all of the Patents, Trade Secrets, and Know How.

         (e) To  Altair's  present  knowledge,  the  use of the  Patents,  Trade
Secrets, or Know-How to develop, make, have made, use, sell, offer for sale, have sold, import and export and commercialize Products in the Field in the Territory, would not infringe upon, violate or constitute the unauthorized use of any rights owned or controlled by any Third Party, including any patent of any Third Party. No litigation is now pending and no notice or other claim has been received by Altair, (A) alleging that Altair has engaged in any activity or conduct that infringes upon, violates or constitutes the unauthorized use of the patents of any Third Party, or (B) challenging the ownership, use, validity or enforceability of any of the patent or patent applications within the Patents.

         (f) To Altair's present knowledge, no Third Party is misappropriating, infringing, diluting or violating any of the Patents, Trade Secrets, or Know-How, and no claims for any of the foregoing have been brought against any Third Party by Altair. Altair has taken reasonable steps in accordance with normal industry practice to protect all of the Patents, Trade Secrets, or Know-How.

         (g) Altair is the owner of all right, title and interest in and to all of the Patents. The Patents are free and clear of any and all encumbrances, covenants, conditions and restrictions or, other adverse claims or interests of any kind or nature, and Altair has not received any written notice or claim or, any oral notice or claim, challenging Altair's complete and exclusive ownership of the Patents or suggesting that any other person has any claim of legal or beneficial ownership with respect thereto, and there is no agreement, decree, arbitral award or other provision or contingency which obligates Altair to grant licenses in the Patents.

         10.4 Limitations on Representations and Warranties.

         THE LIMITED WARRANTIES CONTAINED IN SECTIONS 10.1, 10.2 AND 10.3 ARE THE SOLE WARRANTIES GIVEN BY THE PARTIES HEREUNDER. NEITHER PARTY MAKES ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, NOR, EXCEPT AS SET FORTH IN THIS ARTICLE 10, ANY WARRANTIES AS TO THE VALIDITY OR ENFORCEABILITY OF ANY PATENTS LICENSED HEREUNDER, THE NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OF A THIRD PARTY, OR THE SAFETY OR EFFICACY OF ANY PRODUCT MADE HEREUNDER NOR ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES OR OTHERWISE, AND ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES PROVIDED BY COMMON LAW, STATUTE OR OTHERWISE ARE HEREBY DISCLAIMED BY BOTH PARTIES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING LOSS OF PROFITS AND LOSS OR INTERRUPTION OF BUSINESS; PROVIDED THAT THE FOREGOING PROVISION SHALL NOT BE CONSTRUED TO LIMIT
(a) A PARTY'S INDEMNIFICATION OBLIGATION UNDER THIS AGREEMENT FOR THIRD PARTY CLAIMS WHICH MAY INCLUDE INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY AND OTHER TYPES OF DAMAGES; OR (b) DAMAGES ARISING FROM BREACH OF A PARTY'S CONFIDENTIALITY OBLIGATIONS.

                                  ARTICLE 11.
                                    COVENANTS

         11.1 Preservation of Title. Altair shall retain ownership and title to all Patents licensed hereunder and shall use diligent efforts at least equivalent to those Altair uses for its other technology of like kind to preserve and maintain such ownership and title, subject to Spectrum fully performing all of its obligations under this Agreement.

         11.2 No Conflicts. Neither Party shall grant any right, license or interest in or to the Patents, or any portion thereof, inconsistent with the rights granted to Spectrum herein. Without the other Party's prior written consent, neither Party shall enter into any agreement that creates additional obligations upon the other Party or limits the exercise of the other Party's rights hereunder or diminishes the other Party's rights hereunder.

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                                  ARTICLE 12.
                                 Confidentiality

         The terms of that certain Nondisclosure/nonuse Agreement by and between Altair Nanotechnologies, Inc. and Spectrum, dated November 3, 2004 (to the extent such Nondisclosure/nonuse Agreement is not inconsistent to this Agreement) shall be in addition to the provisions of this Article 12.

         12.1 Standard of Care. Each Party shall keep all Confidential Information of the other Party in strict confidence and shall not use such Confidential Information for any purpose other than the purposes of, or as permitted by, this Agreement. This provision will survive any termination or expiration of the Agreement. In consideration of disclosure by either Party to the other Party of Confidential Information in written, oral, graphic, demonstrative or electronic form pursuant to the terms of this Agreement, the Recipient undertakes, unless otherwise stipulated herein, (a) to protect and maintain the Disclosing Party's Confidential Information using the same degree of care as it uses to maintain the secrecy of its own information of like kind, but in no event less than a reasonable standard of care; and (b) to use the Disclosing Party's Confidential Information only to accomplish the purposes of this Agreement.

         12.2 Non-Disclosure and Non-Use. Recipient shall not disclose the Disclosing Party's Confidential Information, except only to its and its Affiliates' officers, directors, employees, agents or consultants, to authorized licensees and sublicensees, to authorized contractors or subcontractors, or to Regulatory Authorities, in each case only when such person(s) have a need to know such Confidential Information in furtherance of the objectives of this Agreement (collectively, the "Representatives"), to the extent necessary to enable such Representatives to perform a Party's obligations under this Agreement; provided that prior to such disclosure, such Representatives shall be bound to Recipient by obligations of non-use and non-disclosure that are similar to or more stringent than those imposed on Recipient pursuant to this Agreement and that cover the Confidential Information to be disclosed to such
Representatives. Each Party further agrees to refrain, and to cause its Representatives to refrain, from directly or indirectly taking any action that would constitute or facilitate the unauthorized use or disclosure of the Disclosing Party's Confidential Information.

         12.3   Exceptions.   The   obligations  of   confidence,   non-use  and
non-disclosure set out in this Article 12 shall not apply to information to the extent that:

         (a) Such information is, or later becomes, publicly available through no fault of Recipient or any of Recipient's Representatives; provided that Confidential Information shall not be deemed to be generally available to the public merely because some part of such information is embodied in general disclosures or because individual features, components or combinations thereof are now or become known to the public; or

         (b) Recipient can demonstrate and document that such information was in its rightful possession, without a restriction on use or disclosure, prior to receipt of the information from the Disclosing Party (or from an entity acting on behalf of the Disclosing Party); or

         (c) Recipient can demonstrate such information was rightfully received from a Third Party without any restriction on use or disclosure of such information; or
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

         (d) Recipient can demonstrate by written evidence that such information was independently developed by Recipient without access to or use, directly or indirectly, of Confidential Information of the Disclosing Party; or

         (e) Such information is required to be disclosed in response to a valid order from a judicial or administrative authority or in order to file or prosecute patent applications; provided, however, that Recipient shall: (i) promptly notify the Disclosing Party of such disclosure requirement, (ii) use Commercially Reasonable Efforts to limit disclosure to only such authority and only to the extent required by such order and (iii) make Commercially Reasonable Efforts to obtain confidential treatment or a protective order for the disclosure so ordered.

         Notwithstanding the foregoing, this Section 12.3 shall not apply to patent applications or other patent filings prior to final issuance of a corresponding patent.

         12.4 No Misappropriation. Each Party represents that the transfer of Confidential Information, of intellectual property rights and know-how, and of rights in Product-related documentation by one Party to the other Party pursuant to this Agreement shall not, to the actual knowledge of the transferring Party, misappropriate the proprietary or trade secret information of a Third Party.

         12.5 Return of Confidential Information. Upon the termination or expiration of this Agreement and the written request of the Disclosing Party, Recipient shall immediately return to the Disclosing Party or destroy (in Recipient's sole discretion) all Confidential Information of the Disclosing Party in whatever form and all copies thereof. Within thirty (30) days after the date of expiration or termination of this Agreement, the Receiving Party shall furnish the Disclosing Party with a certificate, duly executed by an officer of the Receiving Party, confirming that the Receiving Party has complied with its obligations under this Section 12.5.

                                  ARTICLE 13.
                              Term and Termination

         13.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue, on a Product-by-Product and country-by-country basis, until the later to occur of (a) expiration or final rejection without right of appeal of the last-to-expire Patent that covers such Product in such country; or
(b) *** ("Term"), unless terminated earlier pursuant to Article 13 of this Agreement.

         13.2 Unilateral Termination. Spectrum shall have the unilateral right to terminate this Agreement, in its entirety or on a Product-by-Product or country-by-country basis, at any time for any reason upon prior written notice to Altair given at least sixty (60) days prior to the desired date of termination.

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         13.3  Termination  for  Material  Breach.  If either  Party  materially breaches this Agreement at any time, and fails to cure such breach within one hundred twenty (120) days of written notice thereof from the non-breaching Party, (which notice shall describe the breach and shall state the non-breaching Party's intention to terminate this Agreement if such breach is not cured), the non-breaching Party shall have the right after such 120-day period, in its discretion, to terminate this Agreement. Such termination shall be effective immediately upon the breaching Party's receipt of a notice of termination from the non-breaching Party, unless the breaching Party can establish that it cured the breach prior to its receipt of such notice of termination. For purposes of this Agreement, it is not a "material breach" of this Agreement by Spectrum if the development of a Product is delayed due to the following: (i) scientific, medical or technical reasons beyond Spectrum's reasonable control despite its exercise of Commercially Reasonable Efforts; (ii) an event of Force Majeure; or
(iii) the fault of Altair.

         13.4 Termination for Insolvency or Bankruptcy. Each Party, in addition to any other remedies available to it at law or in equity, may, to the extent permissible under applicable law, terminate this Agreement by written notice to the other Party in the event the other Party shall:

         (a) become insolvent or bankrupt, or become unable financially to conduct business and perform as contemplated by this Agreement;

         (b) make an assignment for the benefit of its creditors pursuant to a statutory requirement;

         (c) appoint a trustee or receiver for itself for all or a substantial part of its property;

(d) have any case or proceeding commenced or other action taken by or against itself in bankruptcy that is not dismissed within sixty (60) days of filing;

         (e) seek reorganization, liquidation, dissolution, a winding-up arrangement, composition or readjustment of its debts or other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction, now or hereafter in effect; or

         (f) have issued against itself a warrant of attachment, execution, distraint or similar process against any substantial part of its property, the issuance of which causes a material adverse effect.

         13.5 Effects of Termination

         (a) Rights Upon Expiration. Following the expiration of the Term, excluding any termination prior to expiration of this Agreement, Spectrum shall have and retain a perpetual, fully paid-up, non-exclusive license under the Patents, Know-How, Trade Secrets, and Altair's Improvements, and Altair shall retain a perpetual, fully paid-up, non-exclusive license to Spectrum's

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Improvements.   Subject  to  Altair's   rights  and   licenses   to   Spectrum's
Improvements, Spectrum shall retain all rights and interest in all materials, inventions, discoveries and know-how (whether or not patentable or patented)
solely  generated  by  Spectrum  in  the  course  of  performing   research  and
development activities under the licenses granted in this Agreement. Other than rights intended to survive expiration, or as otherwise provided under Section 13.5(e), neither Party shall have any further rights or obligations upon the expiration of this Agreement.

         (b) Rights Upon Termination by Altair Under Sections ***, 13.3 or 13.4 or by Spectrum under Section 13.2. Upon any termination of this Agreement by Altair under Section ***, 13.3 or 13.4 or by Spectrum under Section 13.2 occurring prior to the normal expiration date of this Agreement, (i) all rights and licenses granted by Altair to Spectrum shall terminate and revert to Altair;
(ii) Altair shall retain a perpetual, fully paid-up, non-exclusive license to Spectrum's Improvements; (iii) Spectrum shall return to Altair or destroy at Altair's option all Know-How and Trade Secrets in Spectrum's possession; and
(iv) Spectrum shall promptly (i.e., within three months of such termination or expiration) transfer and, to the extent possible, assign to Altair or to an Altair Affiliate or a Third Party designated by Altair, as Altair may direct, all pre-clinical, clinical and technical data, information, files and other materials in the possession or under the control of Spectrum relating to Compound and Product and the development, Regulatory Approval and commercialization thereof, and, in the case where Altair is not the manufacturer of API, Spectrum shall also promptly (i.e., within three months of such termination or expiration) transfer and, to the extent possible, assign to Altair or to an Altair Affiliate or a Third Party designated by Altair, as Altair may direct, any technology Spectrum may have which is necessary or useful to make the Compound or Product. The foregoing provisions shall also apply to the partial termination of this Agreement by Spectrum on a Product-by-Product or country-by-country basis in accordance with Section 13.2, provided, however, that in such event: (1) only those rights specified in (i) and (iv) above that solely pertain to the Product and/or country being terminated would revert back to Altair; (2) only that Know-How and Trade Secrets which solely pertain to the Product and/or country being terminated would be returned to Altair or destroyed by Spectrum.

         (c) Rights Upon Termination by Spectrum Under Section 13.3. Upon any termination of this Agreement by Spectrum under Section 13.3 occurring prior to the normal expiration date of this Agreement, Spectrum shall retain the licenses granted by Altair to Spectrum hereunder (including the licenses to Altair's Improvements) for the Term otherwise intended by this Agreement; ***

         (d) Rights Upon Termination by Spectrum Under Section 13.4. Upon any termination of this Agreement by Spectrum under Section 13.4 occurring prior to the regularly scheduled expiration date of this Agreement, the licenses granted by Altair to Spectrum up to such date of termination shall convert to a fully paid-up, exclusive license and Spectrum's obligations under this Agreement shall terminate; ***

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         e) Payments.  Not later than ninety (90) days after the  expiration  or termination date of this Agreement, each Party shall pay to the other Party any amounts that are then due and payable.

         13.6 Work-in-Progress. Notwithstanding anything in this Agreement to the contrary, upon any such early termination of the license granted hereunder in accordance with this Agreement, Spectrum shall be entitled to finish any work-in-progress and to sell any completed inventory of a Product which remain on hand as of the date of the termination, so long as Spectrum pays to Altair the royalties applicable to said subsequent sales in accordance with the terms and conditions as set forth in this Agreement, provided that no such sales shall be permitted after the expiration of six (6) months after the date of termination.

                                  ARTICLE 14.
                                 Indemnification

         14.1 Indemnification by Spectrum. Spectrum shall defend, indemnify and hold harmless Altair, its Affiliates, its sublicensees and their respective employees, officers, directors, agents and representatives (the "Altair Indemnitees") against any and all damages (including for bodily injury, death and property damage), actions, suits, claims, demands, investigations, liabilities, penalties and expenses (including reasonable fees and disbursements of attorneys and consultants) (collectively, a "Loss") arising from or occurring as a result of a Third-Party's claim, action, suit, judgment or settlement ("Claim") against an Altair Indemnitee to the extent such Loss is based on or arises out of the (a) clinical testing of Product by Spectrum or its Affiliates;
(b) the manufacture, use, handling labeling, packaging, sale, distribution, other disposition, importation or exportation of Product, by or on behalf of Spectrum, its Affiliates, sublicensees or distributors; (c) the administration of Product to or the use of Product by any individual (including associated Product liability, including any defect inherent in the Product or the API); (d) any breach by Spectrum of this Agreement or any of its covenants, agreements, representations or warranties set forth in this Agreement; or (e) the negligence or willful misconduct of Spectrum or any Spectrum Indemnitee (as defined in
Section 14.2 below); provided, however, that the foregoing indemnification and other obligations shall not apply to any Loss to the extent such Loss is caused by: (i) the failure (undiscoverable by Spectrum in the exercise of ordinary care applicable to the industry) of any API supplied by Altair to Spectrum pursuant to this Agreement and any related supply agreement between Altair and Spectrum to meet the API specifications set forth in such agreement (for the avoidance of doubt, any Loss resulting from API supplied by Altair in accordance with the API specifications agreed between Altair and Spectrum shall be subject to Spectrum's indemnification obligations under this Section 14.1); (ii) a breach by Altair of this Agreement or any of its covenants, agreements, representations or warranties set forth in this Agreement; or (iii) the negligence or willful misconduct of Altair or an Altair Indemnitee.

         14.2 Indemnification by Altair. Altair shall defend, indemnify and hold harmless Spectrum, its Affiliates, its sublicensees and their respective employees, officers, directors, agents and representatives (the "Spectrum Indemnitees") against any Loss occurring as a result of a Claim against an


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Spectrum Indemnitee to the extent such Loss is based on or arises out of (a) the failure (undiscoverable by Spectrum in the exercise of ordinary care applicable to the industry) of any API supplied by Altair to Spectrum under this Agreement and any related supply agreement between Altair and Spectrum to meet the API specifications set forth in such agreement; (b) a breach by Altair of this Agreement, any of its covenants, agreements, representations or warranties set forth in this Agreement; or (c) the negligence or willful misconduct of Altair or any Altair Indemnitee; provided, however, that the foregoing indemnification and other obligations shall not apply to any Loss to the extent such Loss is subject to or within the scope of Spectrum's indemnification and other obligations under Section 14.1, above.

         14.3 Claims Procedures. A person or entity entitled to be indemnified by the other Party (an "Indemnified Party") pursuant to Section 14.1 or 14.2 hereof shall give written notice to the other Party (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that:

         (a) the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent that such failure to give notice did not result in prejudice to the Indemnifying Party or the Indemnifying Party's insurer;

         (b) the Indemnifying Party, in the defense of any such Claim, shall not, except with the approval of the Indemnified Party (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which (i) would result in injunctive or other relief being imposed against the Indemnified Party; or (ii) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation; and

         (c) the Indemnified Party shall furnish such information regarding itself or the claim in question as the Indemnifying Party may reasonably request in writing, and shall be reasonably required in connection with the defense of such claim or litigation resulting therefrom.

                                  ARTICLE 15.
                               Dispute Resolution

         15.1 Escalation. Prior to taking action as provided in Section 15.2 of this Agreement, the Parties shall first submit such dispute to Spectrum's Chief Executive Officer and to Altair's Chief Executive Officer (the "Heads") for resolution. The Heads to whom any dispute is submitted shall attempt to resolve the dispute through good faith negotiations over a reasonable period, not to exceed forty-five (45) days following one Party's receipt of a notice of dispute from the other Party, unless otherwise agreed by the Heads. Such forty-five (45) day period shall be deemed to commence on the date the dispute was submitted to the Heads. All negotiations pursuant to this Section 15.1 shall be confidential, and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.
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         15.2  Arbitration.  Any dispute  (except  for (a) patent and  trademark disputes described in Section 15.3 and (b) disputes within the decision making authority of the JDC as set forth in this Agreement) between the Parties that is not resolved by negotiation and/or escalation pursuant to Sections 15.1 shall, upon the submission of a written request by either Party to the other Party, be resolved exclusively by binding arbitration in California, U.S., before one (1) neutral arbitrator, unless either Party promptly requests a three (3)-person panel of arbitrators, in which event the three arbitrators shall be used. Any arbitration proceedings shall be conducted in accordance with the Rules of the American Arbitration Association, except to the extent that such rules are inconsistent with this Agreement, and shall be conducted in the English language. In the event of arbitration by three arbitrators, each Party shall select a neutral arbitrator, and shall notify the other Party of its selection of such arbitrator within thirty (30) days after receipt by one Party of the other Party's written request for binding arbitration. The two arbitrators shall then mutually select a third neutral arbitrator in accordance with the Rules of the American Arbitration Association. Each arbitrator shall be free of any subject matter conflict and conflict with a Party. The arbitrator(s) shall resolve the dispute in accordance with this Agreement and the substantive laws (without regard to conflict-of-law and choice-of-law principles thereof, and excluding the rules of procedure) of the State of California, U.S. The decision of the arbitrator(s) shall be final and shall be fully and irrevocably accepted by the Parties. The arbitrator(s) are empowered to award interim and final injunction and equitable relief but, except as expressly set forth in this Agreement, the arbitrator(s) are not empowered to award treble, punitive, exemplary or any other damages in excess of compensatory damages, and each Party irrevocably waives any claim to recover such damages. The final award of the arbitrator(s) shall be the sole and exclusive remedy of the Parties, and shall be enforceable in any court of competent jurisdiction. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, and the cost of the arbitrator(s). Each Party shall bear its own attorneys' fees and expert fees and all associated costs and expenses, provided that the arbitrator(s) may award attorneys' fees to the Party deemed by the arbitrator(s) to be the Party substantially prevailing in the proceeding.

         15.3 Patent and Trademark Matters. Notwithstanding the other provisions of this Article 15, any dispute that requires resolution of the validity, infringement or claim interpretation of any Patent or Trademark (a) that is issued in the United States, shall be subject to actions before the U.S. Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued in any other country, shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies. For the avoidance of doubt, such Patent and Trademark disputes shall not be subject to the provisions of Section 15.2.

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                                  ARTICLE 16.
                                  Miscellaneous

         16.1 Governing Law. This Agreement, and any arbitration hereunder, shall be governed, interpreted and construed in accordance with the substantive laws of the State of California, U.S., without regard to conflict-of-laws and choice-of-law principles thereof.

         16.2 Assignment. Neither Party may assign this Agreement, in whole or in part, without the prior written consent of the non-assigning Party, such consent not to be unreasonably withheld, except, to a successor in interest pursuant to a merger, acquisition or sale of all or substantially all of the assignor's assets. Subject to the limitations on assignment herein, this Agreement shall be binding upon and inure to the benefit of any successors in interest and permitted assigns of Altair and Spectrum. Any such successor or permitted assignee of Spectrum's interest shall expressly assume in writing the performance of all terms and conditions of this Agreement to be performed by Spectrum.

         16.3 Force Majeure. Neither Party shall be held liable or responsible to the other Party, nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, when and to the extent such failure or delay is caused by or results from acts beyond the affected Party's reasonable control, including, without limitation, fire, floods, earthquakes, embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts, acts of God, government acts, or any other cause beyond the reasonable control of the affected Party (hereinafter a "Force Majeure"). Notwithstanding the foregoing, Altair shall not lose any rights of payment under
Section 3.2(a) and Article 6 which have accrued prior to the Force Majeure.

         16.4 Publicity and Disclosure. Except as required by law or the rules of the principal stock exchange on which the Party's stock is traded, no Party shall originate any public statement, news release or other public announcement (oral or written), whether in the public press, stockholders' reports, at investors meetings or meetings with individual investors, or otherwise, relating to this Agreement or to any sublicense hereunder, or to the performance hereunder or any such agreements, or use a Party's name for any purpose, including, without limitation, in connection with the advertising or sale of Products, without the prior written approval of the other Party, such consent not to be unreasonably withheld. The Parties each agree to respond to each such request within five (5) business days of receipt of a request (unless a shorter period of time is necessary to comply with law). In the case of unintentional public disclosure concerning this Agreement, any Product or any other subject matter hereof, the disclosing Party shall promptly inform the other Party of such disclosure and the other Party shall be entitled to make a public announcement regarding the subject matter of the disclosure. The other Party shall notify the disclosing Party of their intention to make such an announcement. Following a Party's consent to or approval of the public disclosure of any information pursuant to this Section 16.4, both Parties shall be entitled to make subsequent public announcements of such information without renewed compliance with this Section 16.4, unless the scope and/or duration of such consent or approval is expressly limited. Upon conclusion of this Agreement, the Parties will publish a press release on their future cooperation.

         16.5 Notices. Any communications or notices required or permitted to be given by either Party under this Agreement shall be in writing, and shall be either personally delivered or sent by internationally recognized courier (e.g., FedEx, DHL), to the addresses set forth below, or to such other addresses as designated by one Party to the other Party by notice pursuant hereto.

                  If to Spectrum Pharmaceuticals, Inc.:
                  157 Technology Drive
                  Irvine, California  92618
                  Attn:  Rajesh C. Shrotriya, MD
                  Telephone:  949.788.6700

         and
                  If to Altair Nanomaterials, Inc.:
                  204 Edison Way
                  Reno, Nevada  89502
                  Attn:  Secretary of the Company
                  Telephone: 1-775-856-2500

                  with a copy to:

                  Heller Ehrman White & McAuliffe LLP
                  701 Fifth Avenue
                  Seattle, WA 98104
                  Attn: Dan Syrdal, Esq.

         16.6 Amendment; Waiver. No waiver of any term or condition of this Agreement shall be effective unless made in writing and executed by an authorized representative of each Party. No failure to act by either Party shall be deemed to be a waiver of any of such Party's rights herein. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of each Party.

         16.7 Severability. In the event that any provision of this Agreement, or any part hereof, is held to be void, invalid or unenforceable, then the Parties shall promptly discuss such issue and replace such void, invalid or unenforceable provision with a valid and enforceable provision that shall achieve as far as possible the intentions of the Parties.

         16.8 Compliance with Applicable Laws. Each Party, its Affiliates and its sublicensees shall comply in all material respects with all applicable laws, rules, regulations and governmental orders in connection with their respective activities and obligations related to this Agreement. Without limiting the foregoing, each Party, its Affiliates and its sublicensees shall comply in all material respects with all applicable United States and foreign laws with respect to the transfer of items and related technical data to foreign countries, including the Export Administration Regulations and their foreign equivalents.

         16.9 Survival. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to such termination or expiration, and shall not relieve either Party from its obligations which are expressly indicated to survive expiration or termination of this Agreement. The following Articles and Sections shall survive termination or expiration of this License Agreement, with such limitations as are noted: Article 1, to the extent definitions are embodied in the following listed Articles and Sections of this Agreement; Articles 12 through 16 and, to the extent rights have accrued prior to such termination,
Article 6, Sections 8.2, 8.3, 10.1, 10.2, 10.3 and 10.4 and any other provisions of this Agreement which, by their context, are intended to survive the termination or expiration of this Agreement.

         16.10 No Agency; No Implied Licenses. Nothing herein shall be deemed to create an agency, joint venture, amalgamation, partnership, employment, franchise, fiduciary or similar relationship between Spectrum and Altair. Spectrum and Altair are not Affiliates of one another. Notwithstanding any of the provisions of this Agreement, neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever. Nothing in this Agreement shall be construed as granting either Party, by implication, estoppel or otherwise, any license or other rights which are not expressly set forth herein.

         16.11 Construction. The Parties mutually acknowledge that they and their respective attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

         16.12 Captions. Titles, headings and other captions are for convenience only, and are not to be used for interpreting this Agreement. Such titles, headings and other captions shall not be deemed to affect in any way the language of the provisions to which they refer.

         16.13 Entire Agreement. This Agreement, including all Schedules attached hereto, which are hereby incorporated by reference, and that certain Nondisclosure/nonuse Agreement by and between Altair Nanotechnologies, Inc. and Spectrum, dated November 3, 2004 (to the extent such Nondisclosure/nonuse
Agreement  is  not   inconsistent  to  this   Agreement)   contains  the  entire
understanding between the Parties hereto with respect to the subject matter hereof.

16.14 Counterparts; Facsimiles. This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which, taken together, shall constitute one and the same Agreement. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.



                            [Signature page follows]

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives, effective as of the day and year first above written.




Spectrum PHARMACEUTICALS, iNC.                                Altair NANOMATERIALS, INC.

Signature                                                     Signature
By: Rajesh Shrotriya, M.D.                                    By:  Alan Gotcher, Ph.D.
--------------------------------------------                  -----------------------------------------------------
Title: Chief Executive Officer and President                  Title: Chief Executive Officer

                                                              Altair NANOTECHNOLOGIES, INC.
                                                              (only with respect to Sections 6.1, 10.2, and 10.3)

                                                              Signature
                                                              By: Alan Gotcher, Ph.D.
                                                              -----------------------------------------------------
                                                              Title: Chief Executive Officer


                                  SCHEDULE 1.31

                             PATENTS AND TRADEMARKS





***














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

ARTICLE 1. Definitions...................................................................................1
         1.1      "Affiliate"............................................................................1
         1.2      "Agreement"............................................................................2
         1.3      "Altair Indemnitees"...................................................................2
         1.4      "API"..................................................................................2
         1.5      "Claim"................................................................................2
         1.6      "Commercially Reasonable Efforts"......................................................2
         1.7      "Combination Product"..................................................................2
         1.8      "Compound".............................................................................2
         1.9      "Compounds"............................................................................2
         1.10     "Confidential Information".............................................................2
         1.11     "Current Market Price".................................................................3
         1.12     "Disclosing Party".....................................................................3
         1.13     "Dollars" or "$".......................................................................3
         1.14     "EMEA".................................................................................3
         1.15     "FDA"..................................................................................3
         1.16     "Field"................................................................................3
         1.17     "First Commercial Introduction"........................................................3
         1.18     "Force Majeure"........................................................................3
         1.19     "Heads"................................................................................3
         1.20     "Improvement(s)".......................................................................3
         1.21     "Indemnified Party"....................................................................3
         1.22     "Indemnifying Party"...................................................................3
         1.23     "JDC"..................................................................................3
         1.24     "Know-How".............................................................................4
         1.25     "Launch" or "Launched".................................................................4
         1.26     "Loss".................................................................................4
         1.27     "Manufacturing Cost"...................................................................4
         1.28     "MHLW".................................................................................4
         1.29     "NDA"..................................................................................4
         1.30     "Net Sales"............................................................................4
         1.31     "Patents"..............................................................................5
         1.32     "Patent Royalty Payment(s)"............................................................6
         1.33     "Phase III Trial"......................................................................6
         1.34     "Product(s)"...........................................................................6
         1.35     "Recipient"............................................................................6
         1.36     "Region"...............................................................................6
         1.37     "Regulatory Authority".................................................................6
         1.38     "Regulatory Approval"..................................................................6
         1.39     "Representatives"......................................................................6
         1.40     "Reporting Period".....................................................................6
         1.41     "Rest of Territory"....................................................................6
         1.42     "Spectrum Indemnitees".................................................................6
         1.43     "Sublicense Milestone Payments"........................................................6
         1.44     "Technology Royalty Payments"..........................................................7
         1.45     "Territory"............................................................................7


         1.46     "Third Party"..........................................................................7
         1.47     "Third Party Offer"....................................................................7
         1.48     "Total Supply Price"...................................................................7
         1.49     "Trademark"............................................................................7
         1.50     "Trade Secrets"........................................................................7
         1.51     "United States" or "U.S."..............................................................7

ARTICLE 2. Grant of Rights...............................................................................7
         2.1      Grant of License Rights to Spectrum in the Territory...................................7
         2.2      Sublicense of Spectrum's Rights........................................................7
         2.3      Altair Reservation of Rights...........................................................8

ARTICLE 3. PRODUCT DEVELOPMENt and commercialization.....................................................8
         3.1      Joint Development Committee............................................................8
         3.2      Development Efforts....................................................................9
         3.3      Development Plan......................................................................10
         3.4      Marketing.............................................................................10
         3.5      Spectrum's Diligence Obligations......................................................10
         3.6      Strategic Alliance....................................................................10

ARTICLE 4. data and information; regulatory matters.....................................................11
         4.1      Regulatory Approval...................................................................11
         4.2      Communications with Regulatory Authorities............................................11
         4.3      Compliance with Regulatory Standards; Adverse Events; Post-Marketing Surveillance.....11
         4.4      Product Complaints; Product Recall....................................................12

ARTICLE 5. SUPPLY OF API................................................................................12
         5.1      Supply Criteria.......................................................................12
         5.2      Right of First Negotiation............................................................12
         5.3      Right to Manufacture..................................................................13
         5.4      Ownership of Manufacturing Data.......................................................14
         5.5      ***...................................................................................14

ARTICLE 6. Milestone and Royalty Payments...............................................................14
         6.1      Upfront and Milestone Payments........................................................14
         6.2      Sublicense Milestone Payments.........................................................15
         6.3      Intellectual Property Royalty Payments................................................16
         6.4      Records and Examination...............................................................17
         6.5      Mode of Payment; Foreign Exchange.....................................................18
         6.6      Taxes.................................................................................18
         6.7      Interest..............................................................................18

ARTICLE 7. TRADEMARKS...................................................................................19
         7.1      Trademarks............................................................................19
         7.2      Cooperation; Enforcement of Trademarks................................................19

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                                       ii
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

         7.3      Labeling, Advertising and Promotional Materials.......................................19
         7.4      Quality Control.......................................................................19

ARTICLE 8. IMPROVEMENTS.................................................................................19
         8.1      Disclosure of Improvements............................................................19
         8.2      Ownership of Improvements.............................................................19
         8.3      Grant of License to Improvements......................................................20
         8.4      License from a Third Party............................................................20

ARTICLE 9. MAINTENANCE OF PATENT; PATENT INFRINGEMENT...................................................20
         9.1      Patent Prosecution and Maintenance....................................................20
         9.2      Patent Infringement by Third Party....................................................22
         9.3      Infringement Action by Third Parties..................................................23
         9.4      ***...................................................................................23

ARTICLE 10. Representations and Warranties..............................................................23
         10.1     Representations and Warranties........................................................23
         10.2     Additional Representations in Connection with the Issuances of Common Shares..........24
         10.3     Additional Representations of Altair..................................................25
         10.4     Limitations on Representations and Warranties.........................................27

ARTICLE 11..............................................................................................27

COVENANTS...............................................................................................27
         11.1     Preservation of Title.................................................................27
         11.2     No Conflicts..........................................................................27

ARTICLE 12. Confidentiality.............................................................................27
         12.1     Standard of Care......................................................................28
         12.2     Non-Disclosure and Non-Use............................................................28
         12.3     Exceptions............................................................................28
         12.4     No Misappropriation...................................................................29
         12.5     Return of Confidential Information....................................................29

ARTICLE 13. Term and Termination........................................................................29
         13.1     Term..................................................................................29
         13.2     Unilateral Termination................................................................29
         13.3     Termination for Material Breach.......................................................30
         13.4     Termination for Insolvency or Bankruptcy..............................................30
         13.5     Effects of Termination................................................................30
         13.6     Work-in-Progress......................................................................32

ARTICLE 14. Indemnification.............................................................................32
         14.1     Indemnification by Spectrum...........................................................32
         14.2     Indemnification by Altair.............................................................32
         14.3     Claims Procedures.....................................................................33

ARTICLE 15. Dispute Resolution..........................................................................33

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Securities and Exchange  Commission.  Confidential  treatment has been requested with respect to the omitted portions.


         15.1     Escalation............................................................................33
         15.2     Arbitration...........................................................................34
         15.3     Patent and Trademark Matters..........................................................34

ARTICLE 16. Miscellaneous...............................................................................35
         16.1     Governing Law.........................................................................35
         16.2     Assignment............................................................................35
         16.3     Force Majeure.........................................................................35
         16.4     Publicity and Disclosure..............................................................35
         16.5     Notices...............................................................................36
         16.6     Amendment; Waiver.....................................................................36
         16.7     Severability..........................................................................36
         16.8     Compliance with Applicable Laws.......................................................36
         16.9     Survival..............................................................................37
         16.10    No Agency; No Implied Licenses........................................................37
         16.11    Construction..........................................................................37
         16.12    Captions..............................................................................37
         16.13    Entire Agreement......................................................................37
         16.14    Counterparts; Facsimiles..............................................................37





                                       iv